Exhibit 99.4

GENAREX FD, LLC

FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 AND 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and the Board of Directors’ of:

Genarex FD, LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying balance sheets of Genarex FD, LLC (the “Company”) as of December 31, 2017 and 2016, the related statements of operations, changes in members deficit and cash flows for the years ended December 31, 2017 and 2016, and the related notes (collectively referred to as the “ financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for the years ended December 31, 2017 and 2016 in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss and lack of working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regards to these matters are described in Note 2 of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Accordingly, we express no such opinion. As part of our audits, we are required to obtain an understanding of internal controls over financial reporting, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ Liggett & Webb, P.A.

LIGGETT & WEBB, P.A.

Certified Public Accountants

We have served as the Company’s auditor since 2018.

Boynton Beach, Florida

July 19, 2018

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GENAREX FD, LLC

BALANCE SHEETS

AS OF DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016
CURRENT ASSETS
Current assets:
Cash	$536	$2,466
Total current assets	536	2,466

TOTAL ASSETS	$536	$2,466

CURRENT LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities:
Accounts payable	$92,069	$39,141
Loan payable – related party	272,792	117,615
Total current liabilities	364,861	156,756

TOTAL LIABILITIES	364,861	156,756

COMMITMENTS AND CONTINGENCIES

MEMBERS’ DEFICIT
Member Equity	2,924,013	2,388,851
Accumulated deficit	(3,288,338)	(2,543,141)
TOTAL MEMBERS’ DEFICIT	(364,325)	(154,290)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$536	$2,466

See accompanying notes to the Financial Statements.

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GENAREX FD, LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016

Operating expenses
Research and development	$170,748	$514,884
General and administrative expenses	574,449	658,677
Total operating expenses	745,197	1,173,561

Loss from Operations	(745,197)	(1,173,561)

Net loss	$(745,197)	$(1,173,561)

See accompanying notes to the Financial Statements.

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GENAREX FD, LLC

statement of MEMBERs’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2017 AND December 31, 2016

	Member Equity	Accumulated Deficit	Total Equity
Balance at December 31, 2015	$1,248,536	$(1,369,580)	$(121,044)

Members cash contribution	751,582	--	751,582
Members services contribution	388,733	--	388,733
Net loss	--	(1,173,561)	(1,173,561)
Balance at December 31, 2016	$2,388,851	$(2,543,141)	$(154,290)

Members cash contribution	427,015	--	427,015
Members services contribution	108,147	--	108,147
Net loss	--	(745,197)	(745,197)
Balance at December 31, 2017	$2,924,013	$(3,288,338)	$(364,325)

See accompanying notes to the Financial Statements.

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GENAREX FD, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016

CASH FLOW FROM OPERATING ACTIVITIES
NET LOSS	$(745,197)	$(1,173,561)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED IN OPERATING ACTIVITIES:
Services contributed by member	108,147	388,733
Change in accounts payable	52,928	(11,783)
Net cash used in operating activities	(584,122)	(796,611)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Loan Payable – Related Party	155,177	45,257
Proceeds from subscription receivable	427,015	751,582
Net cash provided by financing activities	582,192	796,839

Net increase (decrease) in cash	(1,930)	228
Cash at beginning of period	2,466	2,238
Cash at end of period	$536	$2,466
Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Income taxes	$--	$--
Interest	$--	$--

The notes to the Financial Statements are an integral part of these statements.

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GENAREX FD, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Note 1 – Business Organization and Nature of Operations

Genarex FD, LLC (“The Company”) was formed on March 27, 2015, in Delaware by GENAREX LLC (“GX”), a wholly-owned subsidiary of GreenShift Corporation to facilitate a $3,000,000 investment by Sutra Sails, LLC (“Sutra”) in the continued development of technologies-developed GX (“Genarex IP”). Effective April 1, 2015, for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which were accepted by GX, GX assigned 100% of its right, title and interest in, to and under the Genarex IP to GFD.

GFD was formed as a research and development platform for developing sustainable bio-based products for the plastics industry. GFD takes low cost by-products from the corn ethanol industry and has developed cost effective additives for the plastics industry. This drives the cost of plastics down using renewable non-fossil fuel-based feedstock.

Note 2 – Going Concern Note

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Although the Company has sustained losses in recent years, historical capital contributions have enabled operations to continue uninterrupted. Currently, there are no expenses associated with Genarex FD. The Company is currently seeking licensing agreements to generate revenues, but until an agreement is in place there will be no revenues or associated expenses. Also, no licensing agreement will be entered into that does not provide positive cash flow for the Company. There can be no assurance that such a plan will be successful. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Accordingly, the accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Summary of Significant Accounting Policies

CASH AND EQUIVALENTS

The Company considers cash and equivalents to be cash and short-term investments with original maturities of three months or less from the date of acquisition. The Company had no cash equivalents at December 31, 2016 and December 31, 2017.

INTANGIBLE ASSETS

The Company accounts for its intangible assets pursuant to ASC 350-20-55-24, “Intangibles – Goodwill and Other”. Under ASC 350, intangibles with definite lives continue to be amortized on a straight-line basis over the lesser of their estimated useful lives or contractual terms. Intangibles with indefinite lives are evaluated at least annually for impairment by comparing the asset’s estimated fair value with its carrying value, based on cash flow methodology. Intangibles with definite lives are subject to impairment testing in the event of certain indicators. Impairment in the carrying value of an asset is recognized whenever anticipated future cash flows (undiscounted) from an asset are estimated to be less than its carrying value. The amount of the impairment recognized is the difference between the carrying value of the asset and its fair value. The Company has not capitalized any intangible assets as of December 31, 2017 and 2016.

INCOME TAXES

As a limited liability company, taxable income or loss flows through to the members on their individual tax returns. The 2015-2017 tax returns are open for review by federal and state taxing authorities.

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FINANCIAL INSTRUMENTS

The carrying values of accounts receivable, other receivables, accounts payable and accrued expenses approximate their fair values due to their short- term maturities.

REVENUE RECOGNITION

Historically, the Company has not generated revenue. If they occur in the future, licensing royalties will be recognized as earned by calculating the royalty as a percentage of gross sales by licensees. For the purposes of assessing royalties, the licensee’s sales will be deemed to occur when shipped, which is when four basic criteria have been met: (i) persuasive evidence of a customer arrangement; (ii) the price is fixed or determinable; (iii) collectability is reasonably assured, and (iv) product delivery has occurred, which is generally upon shipment to the buyer of the products produced with the licensed technology. To the extent revenues are generated from the Company’s licensing support services in the future, the Company will recognize such revenues when the services are completed and billed. Any such services will be provided on fixed price contracts. Revenue from any such contracts will be recognized on a pro rata basis over the life of the contract as they are generally performed evenly over the contract period.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of revenues and expenses during the reporting period. We use estimates and assumptions in accounting for the following significant matters, among others:

-	Valuation of intellectual property

Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements. The Company periodically review estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. The revisions to estimates or assumptions during the periods presented in the accompanying financial statements were not considered to be significant.

Note 4 – Recent Accounting Pronouncements

Revenue Recognition. In May 2014, the FASB issued ASU 2014-09 “Revenue from Contracts with Customers (Topic 606)”. The objective of this amendment is to establish a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and will supersede most of the existing revenue recognition guidance, including industry-specific guidance. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In applying this amendment, companies will perform a five-step analysis of transactions to determine when and how revenue is recognized. This amendment applies to all contracts with customers except those that are within the scope of other topics in the FASB ASC. An entity should apply the amendments using either the full retrospective approach or retrospectively with a cumulative effect of initially applying the amendments recognized at the date of initial application. In July 2015, the FASB issued ASU 2015-14 which deferred the effective date of ASU 2014-09 by one year to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The Company has not yet selected which transition method it will apply upon adoption. Historically, the Company has not generated any revenue. The Company will continue to evaluate and will quantify the impact, if any, the adoption of ASU 2014-09 will have on our revenue streams when they occur. When our evaluations do occur, The Company does not expect material changes to its accounting policies.

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Statement of Cash Flows. In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (ASU 2016-15), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are classified in the statement of cash flows. In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, Restricted Cash (Topic 230) (ASU 2016-18), which requires the inclusion of restricted cash with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-15 and ASU 2016-18 are both effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, provided that all of the amendments are adopted in the same period. The amendments will be applied using a retrospective transition method to each period presented. The Company adopted this guidance in the first quarter of 2018 and it did not have a significant impact on its financial statements.

Financial Instruments. In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (ASU 2016-01), which requires that most equity investments be measured at fair value, with subsequent changes in fair value recognized in net income. The ASU also impacts financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. Entities will have to assess the realizability of such deferred tax assets in combination with the entities other deferred tax assets. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017 and for interim periods within that reporting period. In the first quarter of 2018, the Company will elect to adopt the measurement alternative, which will apply this ASU prospectively, for its equity investments that do not have readily determinable fair values. The Company adopted this guidance in the first quarter of 2018 and it did not have a significant impact on its consolidated financial statements.

Note 5 – Related Party Transactions

Genarex FD LLC “The Company”) was formed on March 27, 2015, in Delaware by GENAREX LLC (“GX”), a wholly-owned subsidiary of GreenShift, Corporation to facilitate a $3,000,000 investment by Sutra Sails, LLC in the continued development of technologies-developed GX (“Genarex IP”). Effective April 1, 2015, for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which were accepted by GX, GX assigned 100% of its right, title and interest in, to and under the Genarex IP to GFD.

Sutra contributed services in the amount of $108,147 and $388,733 as of December 31, 2017 and 2016, respectively.

As of December 31 2017, GS CleanTech Corporation (“GSCT”), a subsidiary of GreenShift Corporation, has funded $2,404,776 towards operations and research and development of LLC, of which $2,131,984 had been reimbursed. As of December 31 2016, GSCT, a subsidiary of GreenShift Corporation, has funded $1,768,015 towards operations and research and development of LLC, of which $1,650,400 had been reimbursed. Interest is not being charged on the advances and all amounts are due on demand.

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Note 6 – Member’s Equity

Historically, on April 30, 2015, the Company signed a Limited Liability Company Management and Operating Agreement with GX, GV and Sutra. Under the agreement, GV contributed all of its right, title and interest in the Genarex IP in exchange for 12.25% of 1,225 Units. GX contributed all of its right, title and interest in the Genarex IP in exchange for 36.75% or 3,675 Units. Sutra contributed all of its right, title and interest in the Genarex IP in exchange for 51% or 5,100 Units.

Under the Genarex FD LLC Subscription Agreement dated May 1, 2015, Sutra Sails originally purchased 100 Membership Interest Units of the Company for $3,000,000 (“the Purchase Price”). As of December 31, 2017, $2,924,013 has been paid to the Company of which $2,080,416 was paid in cash and $843,597 was paid through research and development services provided by Sutra. As of December 31, 2016, $2,388,851 has been paid to the Company of which $1,652,401 was paid in cash and $736,450 was paid through research and development services provided by Sutra.

Note 7 – Commitments and Contingencies

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position or results of operations.

Note 8 – Subsequent Events

Effective May 25, 2018, Attis Industries, Inc. acquired 4,900 membership interest units of GENAREX FD LLC (“GFD”) corresponding to 49% of the issued and outstanding equity of GFD. The remaining 51% of the Company is owned by SUTRA SAILS L.L.C. (“Sutra”), which entity holds the super-majority voting and management control of the Company.

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